Short-Term Bank Loan	12 Months Ended
Dec. 31, 2022
Debt Disclosure [Abstract]
Short-term Bank Loan

Note 10 – Short-term Bank Loan

On March 21, 2022, Shanghai Juhao entered into a loan agreement with Shanghai Bank to borrow RMB 17 million (approximately $2.46 million) for working capital needs. Interest of the loan is 4.6% per annum. The loan is guaranteed by Jowell Tech, who signed a maximum pledge agreement with Shanghai Bank and agreed to pledge its deposit of $3.0 million as collaterals to safeguard RMB 17 million loans that the Shanghai Juhao may borrow from Shanghai Bank during the period of March 21, 2022 to March 21, 2023. As of December 31, 2022, the outstanding balance was RMB 17,000,000 (equivalent of $2,464,375 as of December 31, 2022). In March 2023, Shanghai Juhao repaid this loan upon maturity.